UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2026
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is being filed by Gibraltar Industries, Inc., a Delaware corporation (“Gibraltar”), for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by Gibraltar with the U.S. Securities and Exchange Commission (“SEC”) on February 2, 2026 (the “Original Report”), in which Gibraltar reported, among other events, the completion of the acquisition of all of the issued and outstanding equity interests of Arundel Square Garden, LLC, a Delaware limited liability company (“Arundel”). Arundel is the indirect owner of 100% of OmniMax International, LLC (“OmniMax”). As indicated in the Original Report, this Form 8-K/A is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Report as permitted by the rules of the SEC. Other than as set forth in this Form 8-K/A, the remainder of the Original Report remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of OmniMax (a wholly owned indirect subsidiary of Arundel) as of and for the years ended December 31, 2025 and 2024 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of Gibraltar and OmniMax as of and for the year ended December 31, 2025 and the related notes are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Document Description
99.1	Audited Financial Statements of OmniMax as of and for the Years Ended December 31, 2025 and 2024
99.2	Unaudited Pro Forma Combined Financial Information of Gibraltar and OmniMax as of and for the Year Ended December 31, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.

Date:	April 17, 2026
		By:	/s/ Joseph A. Lovechio
Joseph A. Lovechio
Vice President and Chief Financial Officer